UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 3, 2003

                         LASER RECORDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

 New Jersey                      1-10366                   22-2582847
 (State or                (Commission File Number)       (I.R.S. Employer
incorporation)                                          Identification No.)

                              1359 New York Avenue
                       Huntington Station, New York 11746
          (Address of principal executive office, including zip code)

                                 (800) 786-1352
                    (Telephone number, including area code)


Item 5. Other Events

     On December 3, 2003, Laser Recording Systems, Inc. ("Laser"), three shareholders owning an aggregate of approximately 67% of Laser's currently outstanding common stock (the "Laser Signatory Shareholders"), SCL Ventures, Ltd., a British Virgin Islands company ("SCL") and certain of its shareholders agreed to extend to March 31, 2004 the date for closing of an exchange of shares between Laser and SCL as provided in the Share Exchange Agreement dated as of May 20, 2003 (the "Agreement"). The closing date for the share exchange was extended pursuant to an Amendment to Share Exchange Agreement dated as of November 30, 2003. As reported in a Current Report on Form 8-K of Laser dated May 20, 2003, the Agreement provides for Laser will acquire all of the outstanding common shares of SCL from its shareholders in exchange for shares of common stock of Laser representing 95% of the issued and outstanding shares of Laser upon closing of the exchange of shares (the "Exchange"). Upon consummation of the Exchange, SCL will become a wholly owned subsidiary of Laser.

Important information about forward-looking statements

All statements other than statements of historical fact included in this release, including without limitation, statements regarding the financial position and business strategy of Laser, SCL or Weida, and plans and objectives of Laser=s management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend," "propose," Awill,@ Acould,@ Amay,@ "might" and similar expressions, as they relate to Laser, SCL, Weida or Laser=s management identify forward-looking statements. Such forward-looking statements are based on the beliefs of, as well as assumptions made by and information currently available to, Laser's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, domestic and international business, economic and political conditions and developments, competitive factors, pricing pressures, capacity and supply constraints. Such statements reflect Laser=s views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity of Laser, SCL and Weida. Readers are cautioned not to place undue reliance on these forward-looking statements. Laser does not undertake any obligation to release publicly any revisions to these forward- looking statements  to  reflect  future  events  or  circumstances  or  to  reflect  the occurrence of unanticipated events. Although Laser believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct.

Additional information

     The foregoing summary does not contain all of the information concerning the Exchange. For further information, you are referred to the Agreement which is filed as an exhibit to this Report.

Item 7 Financial Statements and Exhibits

(a), (b) Financial Statements None.

(c)  Exhibits

     10. Amendment to Share Exchange Agreement, dated as of November 30, 2003, by and among Laser Recording Systems, Inc., SCL Ventures, Ltd., et al.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2003                LASER RECORDING SYSTEMS, INC.

                                        By: /s/ Carl Lanzisera
                                            ---------------------------
                                                Carl Lanzisera
                                                Chief Executive Officer




                                       2